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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
  Act of 1934 Date of Report (Date of Earliest Event Reported) November 8, 2002
                                                               ----------------

                              ROSLYN BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                         0-28886            11-3333218
         --------                         --------           ----------
(State or other Jurisdiction of          (Commission         (IRS Employer
 Incorporation or Organization)          File Number)        Identification No.)

                   One Jericho Plaza, Jericho, New York 11753
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 942-6000
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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Items 1, 2, 3, 4, 5, 6, 7 and 8.   Not Applicable.

Item 9.  Regulation FD Disclosure.
         ------------------------

         Roslyn Bancorp, Inc. (the "Company"), a Delaware corporation, announced that its Board of Directors approved the Company's ninth stock repurchase plan. The plan authorizes the purchase of up to 5% of its common stock outstanding, or approximately 4.0 million shares. The repurchases will be made from time to time, in open market transactions, at the discretion of management. The press release issued by Roslyn Bancorp Inc. announcing its ninth stock repurchase plan is attached as Exhibit 99.1.



Exhibit 99.1    Press Release, dated November 7, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROSLYN BANCORP, INC.



Dated:  November 8, 2002           By: /s/ R. Patrick Quinn
                                       -----------------------------------------
                                       R. Patrick Quinn
                                       Executive Vice President, General Counsel
                                         and Corporate Secretary


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                                  EXHIBIT INDEX


Exhibit 99.1    Press Release, dated November 7, 2002.













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